UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 13, 2015

Trulia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35650	20-2958261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Mission Street, Suite 700

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 648-4358

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 28, 2014, Zillow, Inc. (“Zillow”), Zebra Holdco, Inc. and Trulia, Inc. (“Trulia”) entered into an Agreement and Plan of Merger pursuant to which Zillow will acquire Trulia (the “Proposed Transaction”). The Proposed Transaction is subject to customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Pursuant to certain agreements entered into with the Federal Trade Commission (the “FTC”), Zillow agreed not to consummate the Proposed Transaction prior to 11:59 p.m. Eastern time on February 15, 2015.

On February 13, 2015, Zillow announced that it received notice from the FTC that the FTC decided to close its investigation and take no action against the Proposed Transaction. As a result, closing conditions related to the HSR Act have been satisfied.

Zillow and Trulia previously reported that they expected the Proposed Transaction would close in the first half of 2015. Zillow now expects that the parties may be in a position to close the Proposed Transaction as early as February 17, 2015.

Cautionary Note Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the anticipated timing of the completion of the proposed transaction. Forward-looking statements generally relate to future events. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Trulia’s expectations, strategy, plans or intentions. Trulia’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to: the ability of the parties to consummate the proposed transaction and satisfaction of closing conditions precedent to the consummation of the proposed transaction, including obtaining necessary regulatory approvals.

The forward-looking statements contained in this filing are also subject to other risks and uncertainties, including those more fully described in Trulia’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 3, 2014, as amended on May 23, 2014, and its Quarterly Report on 10-Q for the quarterly period ended September 30, 2014, and those under the caption “Risk Factors” in the Joint proxy statement/prospectus. The forward-looking statements in this filing are based on information available to Trulia as of the date hereof, and Trulia disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Zebra Holdco, Inc. (“Holdco”) has filed with the SEC a Joint proxy statement/prospectus, which includes a final prospectus with respect to Holdco’s shares to be issued in the proposed transaction and a definitive joint proxy statement of Trulia and Zillow with respect to the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders can obtain free copies of the Joint proxy statement/prospectus at the SEC’s website at www.sec.gov. Copies of the Joint proxy statement/prospectus, and the filings that are incorporated by reference therein, may also be obtained, without charge, by contacting Trulia Investor Relations at (415) 400-7238 or going to Trulia’s website, www.trulia.com, under the tab “Investor Relations”. These documents may also be obtained, without charge, by contacting Zillow Investor Relations at (206) 470-7137 or by going to Zillow’s website, www.zillow.com, under the heading “Investors”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015		TRULIA, INC.

	By:	/s/ Scott Darling
Scott Darling
Vice President and General Counsel